TRANSAMERICA ADVISORS LIFE INSURANCE
COMPANY

Merrill Lynch Life Variable Annuity

Separate Account A

Supplement Dated December 12, 2011

to the

Prospectus For

MERRILL LYNCH INVESTOR

CHOICE ANNUITY® (INVESTOR SERIES)

(Dated May 1, 2011)

TRANSAMERICA ADVISORS LIFE INSURANCE
COMPANY OF NEW YORK

ML of New York Variable Annuity

Separate Account A

Supplement Dated December 12, 2011

to the

Prospectus For

MERRILL LYNCH INVESTOR

CHOICE ANNUITY® (INVESTOR SERIES)

(Dated May 1, 2011)

This supplement updates the Prospectus for Merrill Lynch Investor Choice Annuity® (Investor Series) issued by Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York.

Effective on or about December 12, 2011, the Invesco V.I. Basic Value Fund subaccount and Janus Aspen – Enterprise Portfolio subaccount (the “Subaccounts”) were closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after December 12, 2011.

If you have any amount in the Subaccounts on December 12, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or rebalancing program) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.

Effective on or about December 12, 2011 the following subaccount name changes occurred:

Current Subaccount Name(1)	New Subaccount Name
Transamerica AllianceBernstein Dynamic Allocation VP	TA AllianceBernstein Dynamic Allocation
Transamerica Morgan Stanley Growth Opportunities VP	TA Morgan Stanley Growth Opportunities
Transamerica Systematic Small/Mid Cap Value VP	TA Systematic Small/Mid Cap Value
Transamerica WMC Diversified Growth VP	TA WMC Diversified Growth

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

Effective on or about December 30, 2011, the following subaccount merger will occur:

Existing Subaccount	Acquiring Subaccount
TA Morgan Stanley Growth Opportunities	TA Morgan Stanley Mid Cap Growth

Any references in the Prospectus to the above subaccount is hereby changed as noted above.

No action is necessary on your part if you want to be invested in the TA Morgan Stanley Mid Cap Growth Subaccount. If you do not wish to be invested in the TA Morgan Stanley Mid Cap Growth Subaccount, you may generally transfer your policy value allocated in this Subaccount to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer, or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, rebalancing program or guaranteed withdrawal benefits).

If you reallocate your policy value to another subaccount from the TA Morgan Stanley Mid Cap Growth Subaccount, you will not be charged for the transfer from that subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity® dated May 1, 2011